Advances to suppliers, net (Tables)	12 Months Ended
Sep. 30, 2021
Advances to suppliers, net
Schedule of advance to suppliers

	As of	As of
	September 30,	September 30,
	2021	2020
Beginning balance	$24,074,122	$13,994,091
Increased during the year	88,407,729	40,371,429
Less: utilized during the year	(47,418,080)	(31,256,382)
Exchange rate difference	1,654,861	964,984
Sub-total	66,718,632	24,074,122
Less: allowance for doubtful accounts	—	(723,655)
Ending balance	$66,718,632	$23,350,467